UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21819
PNC Long-Short TEDI Fund LLC

(Exact name of registrant as specified in charter)
Two Hopkins Plaza
Baltimore, MD 21201

(Address of principal executive offices) (Zip code)
John M. Loder, Esq.
Ropes & Gray LLP
Prudential Tower
800 Bolyston Street
Boston, Massachusetts 02199-3600

(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-239-0418
Date of fiscal year end: March 31
Date of reporting period: March 31, 2011
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
PNC Long-Short Funds
PNC Long-Short Fund LLC
PNC Long-Short TEDI Fund LLC
PNC Long-Short Master Fund LLC
Annual Reports
March 31, 2011

PNC Long-Short Funds
Table of Contents
March 31, 2011

PNC Long-Short Funds
Organizational Structure Summary
Year Ended March 31, 2011
PNC Long-Short Fund LLC (the “Fund”) and PNC Long-Short TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Feeder Funds’ interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.
The Feeder Funds seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy by investing substantially all of their assets in PNC Long-Short Master Fund LLC (the “Master Fund”), a closed-end, non-diversified, investment management company organized under the laws of the state of Delaware and registered under the 1940 Act, with the same investment objective as the Feeder Funds. The Feeder Funds and Master Fund are referred to collectively within as the Funds.
The TEDI Fund is designed for investment by tax-exempt investors, including 401(k) plans and individual retirement accounts (“IRAs”) and invests substantially all of its investable assets in the Master Fund through a sole purpose intermediate entity, the PNC Long-Short Cayman Fund LDC (the “Offshore Fund”), a Cayman Islands limited duration company with the same investment objectives as the TEDI Fund and Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investable assets. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 8.6% of the Master Fund as of March 31, 2011. As the TEDI Fund controls substantially all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.
This form of structure is commonly referred to as a “master-feeder” structure. Within this structure, the Feeder Funds (the “Members”) invest all or substantially all of their investable assets in the Master Fund. The Feeder Funds’ investment objectives are the same as those of the Master Fund. The following diagram is intended as a simplified illustration of the master-feeder structure:

PNC Long-Short Funds
Organizational Structure Summary (Continued)
Year Ended March 31, 2011
The Master Fund’s investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies that, when balanced with other strategies, lower the correlation of the Master Fund’s total performance to the equity and fixed income markets. The primary focus is in hedged equity strategies, although there may also be investments in debt and other instruments. Investments may include long/short equity strategies that encompass general, sector-specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Master Fund may also invest in opportunistic hedge funds that utilize distressed and event-driven strategies.

PNC Long-Short Master Fund LLC
Master Fund Commentary (Unaudited)
March 31, 2011
Effective July 1, 2010, Robeco Investment Management, Inc. assumed responsibility as investment adviser for PNC Long-Short Master Fund.
Dear Members:
PNC Long-Short Master Fund LLC* (the “Master Fund”) returned -0.07%, net of all fees and expenses, for the 12 months ended March 31, 2011 (the “Reporting Period”).
The Master Fund produced positive returns in eight of the 12 months during the Reporting Period. It is particularly worth noting that in the nine months since we assumed responsibility as investment adviser, the Master Fund produced positive returns in seven of those months. We are also most pleased to have been able to deliver relatively steady returns during the Reporting Period with low volatility relative to the broader equity markets. That said, the Reporting Period can be characterized by dramatically shifting conditions in broad equity market performance.
During the first half of the Reporting Period, the Master Fund’s directional managers, or those who focus on sustained longer-term gains via an emphasis on long positions in equities, told a tale of two distinct quarters. Directional managers struggled most during the second quarter of 2010, as equities posted a sharp decline. However, these same directional managers then led the way higher during the third quarter of 2010, as equities reversed course and enjoyed a significant rally. Managers operating with low net exposure—or significant short exposure—underperformed throughout the first half of the Reporting Period, but did help to protect capital, especially during the second quarter of 2010. Similarly, macro managers, including short-term CTAs (Commodity Trading Advisors), generated negative returns overall but posted stronger returns than equity managers, which helped buffer the magnitude of the second calendar quarter’s decline. Each of the macro managers was redeemed during the third calendar quarter and the proceeds were invested in several new long/short equity investments. During the particularly weak month of August, Master Fund managers as a whole dramatically outperformed the equity market, highlighting the low correlation of the overall portfolio. When the equity market rebounded in September, managers that had been running with longer biases were able to capture a significant portion of the market’s gains.
In the last quarter of 2010, the equity markets continued to build on the upswing seen in the prior quarter, with investor sentiment lifted by the Republican Party posting gains in the mid-term election, news of a second round of quantitative easing by the Federal Reserve Board and reports of better macroeconomic data and forecasts. Market volatility and stock level correlations were relatively subdued, which generally created a more favorable environment for bottom-up stock pickers. In fact, most of the Master Fund managers posted positive performance during the fourth quarter of 2010, although in aggregate, they underperformed the dramatic rally seen in the equity markets. More aggressive global and emerging market focused managers outperformed, as they were able to capture a sizable portion of the market upside due to high beta1 long positions that outperformed. Long-biased U.S.-focused managers also performed well, with gains led by positions in the financials, health care and industrials sectors. Managers that had more defensive postures, including a few market neutral funds, not surprisingly underperformed the liquidity-driven rally, as high beta short positions outperformed value-oriented long positions during these months. A number of the Master Fund managers benefited from long-term holdings that were bid on at substantial premiums to their current stock prices.
In the first quarter of 2011, the equity markets peaked in mid-February and then sold off due to concerns surrounding European Union member solvency, war in Libya, oil-induced inflationary pressures and the earthquake and tsunami in Japan. The markets then put in an impressive rebound toward quarter end, as investors focused on resilient corporate profits and a robust pipeline of merger and acquisition deals. Market volatility and stock level correlations picked up as the markets sold off, but then declined sharply once the market rally resumed. In contrast to prior periods of market stress when de-risking was the dominant strategy, Master Fund managers generally used the sell-off during this quarter to cover shorts and to add to long positions. As a result, most of the Master Fund managers posted positive performance for the quarter, although, as in the prior quarter, in aggregate underperformed the equity market rally. Those managers that had higher hedge ratios generally underperformed the rally most. Managers, including long-biased U.S. managers, that held and added to higher beta long positions were able to capture profits when the market rallied late in the quarter. Notably, short positions were less of a drag for most Master Fund managers relative to prior quarters, with the exception of a few specific cases.
For the Reporting Period, the HFRX Equity Hedge Index2 was up 5.23%. While the Master Fund lagged the HFRX Equity Hedge Index during the Reporting Period, this can be attributed primarily to the underperformance of certain legacy positions and to factors related to the Master Fund’s restructuring subsequent to our appointment as Investment Adviser effective July 1, 2010. Through the second half of 2010, we redeemed from commodity trading advisors and macro funds and ultimately used the proceeds to increase the Master Fund’s exposure to the global equity markets. However, having materially larger than normal cash balances held by the Master Fund during this restructuring period, due to the timing of availability of the proceeds of redemptions from legacy portfolio holdings, detracted from performance as the Master Fund was held back from fully participating in the equity market rally that occurred during these months. All that said, the Master Fund, per its objective, continued to provide investors global equity exposure with less risk than a traditional “long-only” global equity strategy.
As always, it is important to maintain a long-term perspective. Since its inception on December 27, 2002, the Master Fund has gained 4.36%, net of all fees, expenses and incentive allocations, on an annualized basis through March 31, 2011.
Market and Economic Review
For the Reporting Period overall, the S&P 500 Index3 was up 15.65%. While all segments of the U.S. equity market were up for the Reporting Period, small-cap stocks performed best followed closely by mid-cap stocks. Large-cap stocks trailed. Growth stocks materially outperformed value stocks across the capitalization spectrum. All sectors of the S&P 500 Index advanced on an absolute basis, but, given the soaring price of oil during the Reporting Period, gains were led by the energy sector. Other economically-sensitive sectors also performed well, including materials, industrials and consumer discretionary. Telecommunications services, though a traditionally defensive sector, also generated strong returns during the Reporting Period, boosted both by the robust dividend yield many of its companies offer and by merger and acquisition activity within the sector as supported by strong cash flow and growth of the wireless broadband market. The MSCI

All Country World Index4 rose 14.63%, and the MSCI Emerging Markets Index5 advanced 18.78%. All that said, as mentioned earlier, broad equity market performance shifted dramatically throughout a Reporting Period bracketed by man-made and natural disasters.
The Reporting Period began with the Macondo oil well spill in the Gulf of Mexico and ended with the earthquake and tsunami in Japan and geopolitical instability and violence in North Africa and the Middle East. Unpredictable volatility characterized the months in between as well, with sovereign debt crises in peripheral Europe and fears of a double-dip recession in the U.S., among other uncertainties, making headlines. At the same time, however, decent economic growth, both globally and domestically, also continued throughout the annual period. Thus, while the equity markets may have climbed a wall of worry as investors bought into unforeseen risk, the fundamentals that drive equities held up well overall. Fears that the U.S. economic rebound might be upset were not realized, merger and acquisition activity increased and corporate earnings and cash flows generally experienced a positive trajectory.
Master Fund Review
As Investment Adviser, we carefully evaluated the Master Fund’s strategies and strategy allocation since taking over its management on July 1 and made changes in an effort to meet the portfolio mandate of investing in global, all market capitalization, long/short equity hedge funds.
As of March 31, 2011, there were 15 managers in the Master Fund, as we added 11 managers and fully redeemed 13 managers during the Reporting Period. Of the 15 hedge funds in the Master Fund at the end of March 2011, 11 generated positive returns during the Reporting Period. Of the 13 redeemed funds, each of which contributed to returns during the Reporting Period, four generated positive returns and nine generated negative returns.
Given the significant changes we made, we take this opportunity to focus on a brief description of each of the managers in the Master Fund at the end of the Reporting Period. A thumbnail review of performance is additionally provided for those managers who were either top performers or primary detractors during the Reporting Period.
Addison Clark Fund LP (“Addison Clark”) is a proven, successful long-biased fund that should help the Master Fund gain exposure to equity market upside. Addison Clark was a new addition to the Master Fund during the third quarter of 2010.
Artha Emerging Markets Fund (“Artha”) is a fund that invests in emerging markets not previously well represented in the Master Fund, such as Brazil, Russia, South Africa and India. Artha, a new addition to the Master Fund during the first quarter of 2011, has a strong long-term track record and historically has captured a significant portion of market gains while also truncating “left tail” drawdowns. (“Left tail” drawdowns are fund returns when the markets are sharply negative.) That said, Artha was a laggard since being added to the Master Fund, with its losses mostly due to long positions in Indian mid-cap stocks in the real estate sector as well as in Brazilian homebuilders that disappointed. Long exposure to Russian oil companies contributed positively to its performance.
Broadway Gate Onshore Fund, L.P. (“Broadway Gate”) is a proven, successful long-biased fund that should help the Master Fund gain exposure to equity market upside. Broadway Gate was a new addition to the Master Fund toward the end of the third quarter of 2010. During the first quarter of 2011, Broadway Gate was one of the Master Fund’s top performers, with its strong returns led by long positions in the industrials and health care sectors. TransDigm Group, Terex, Wesco International, Varian Medical Systems and DaVita were particularly positive contributors to the fund’s results.
Clovis Capital Partners Institutional, L.P. (“Clovis”) is a long-biased value-oriented long/short equity fund that historically has performed well during times when merger and acquisition activity is robust. Clovis was a new addition to the Master Fund during the fourth quarter of 2010.
Cobalt Partners II, L.P. (“Cobalt”) is a long/short equity fund that employs a research-driven, fundamentally-oriented value strategy. Cobalt invests primarily in mid-cap and large-cap U.S. equities.
Criterion Horizons Fund, L.P. (“Horizons”), which is a flexible global technology fund that historically has generated strong returns from stocks benefiting from secular growth trends, was a new addition to the Master Fund during the fourth quarter of 2010. During the first quarter of 2011, Horizons was a top performer, with core long positions driving its performance. Especially strong performers for Horizons included Aruba Networks, Alcatal, Opentable.com, Netflix, Asia Info Tech and Youku.com. There were also several notable winners among Horizons’ short positions during these months, including F Five, Cree, Dolby Labs and Marvell Technologies.
Henderson Asia Pacific Select Abs Ret Fund Ltd. (“Henderson Asia”) is an Asia ex-Japan-focused fund with a high volatility/high return mandate. While the fund can have significant net long exposure to Asian equities, the flexible approach it uses should help limit downside better than more rigid, heavily net long-biased managers. The addition of Henderson Asia to the Master Fund during the first half of the Reporting Period proved particularly timely, as the fund returned a solid double-digit return in September 2010, significantly increasing its net long position during a time when Asian markets rebounded strongly. That said, Henderson Asia was a laggard during the first quarter of 2011, with most of its losses due to net long exposure to Hong Kong and Taiwan through call options as well as to some short positions in Australian banks. For the Reporting Period overall, Henderson Asia generated positive returns.
Highbridge Long/Short Equity Fund, Ltd. (“Highbridge”) is a global growth focused fund with a proven long-term track record of successfully capturing market upside in bull markets while preserving capital in bear markets. We added Highbridge to the Master Fund during the fourth quarter of 2010. During the first quarter of 2011, Highbridge was a top performer, with its strong returns driven by positions in the information technology, industrials and media market segments. Top winners included Alcatel and Qualcomm in information technology, Dish Networks and a long/short broadcast network trade in the media industry, and fertilizer companies in the industrials sector.
Ivory Flagship Fund, L.P. (“Ivory”), a new addition to the Master Fund during the third quarter of 2010, is a core large-cap value fund with a long history of generating steady returns from strong stock selection.
Kylin Fund, L.P. (“Kylin”) is a pan-Asia manager with demonstrated ability to generate significant alpha from both the long and short side of its portfolio, which is rare to find in the region. The manager also focuses on domestically oriented equities and pairs well, in our view, with Henderson Asia. Kylin was a new addition to the Master Fund during the third quarter of 2010.
* * *
For performance and/or liquidity reasons, the previous Investment Adviser had submitted for full redemption from Camulos Partners LP, Castlerigg Partners, L.P., Firebird Global Fund II, L.P. and Harbinger Capital Partners Fund I, L.P., and we submitted for a full redemption from Owl Creek II, L.P., but they had not yet been fully redeemed by the end of the Reporting Period due to legacy sidepocket holdings. (Legacy sidepocket holdings are positions in underlying hedge funds inherited from the previous investment adviser that are illiquid and placed in sidepockets, or a type of account used to separate illiquid assets from other more liquid investments.) Having exposure to sidepocketed funds detracted from the Master Fund’s performance during the second half of 2010, as illiquid investments were written down in value. In particular, a legacy holding in Camulos Partners LP hurt the Master Fund’s results, as investments were written down significantly and were subsequently sold. Given the equity market rally during the Reporting Period, exposure to sidepocketed funds further weighed on the Master Fund’s performance, as these investments are not market sensitive.
During the Reporting Period, we did fully redeem from Artis Partners 2X (Institutional), L.P., Bay II Resource Partners LP, Blue Harbour Strategic Value Partners, L.P., Cipher Composite Fund L.P. (“Cipher”), DAFNA Fund, LP, Kingdon Associates, Lucas Energy Total Return Partners, L.P., Millgate Partners L.P., Peak Select Partners L.P. (“Peak Select”), Quantitative Global Fund 1x LLC (“QIM”) and Scopia Partners, LLC (“Scopia”). In each of these cases, we either felt that the fund’s strategy was not an appropriate fit for a dedicated long/short equity fund, its approach was not flexible enough to meet the Master Fund’s criteria or its performance did not meet our expectations. Several of the legacy positions in commodity trading advisors or macro funds, including Cipher, QIM and Peak Select, detracted from the Master Fund’s performance during the third quarter of 2010. Scopia is a market neutral fund that notably missed out on the strong equity market rally during the second half of 2010 and thus also detracted from the Master Fund’s results. The legacy position in Scopia had what is known as “lock up” through December 31, 2010 and was redeemed as of that date.
We added Harvest Small Cap Partners Qualified L.P., a high gross/low net small-cap manager, to the Master Fund during the third quarter of 2010, given its historical ability to generate strong returns through both bull and bear market environments. However, we fully redeemed from the fund during the first quarter of 2011 given that U.S. small-cap exposure was already well represented in the Master Fund. We felt that using the proceeds to help fund an investment in an emerging markets manager would help diversify the Master Fund’s portfolio into markets with what we believed to have greater upside return potential.
Also, during the fourth quarter of 2010, we added Level Global Fund, a highly hedged global fund that had generated strong non-correlated returns over time, to the Master Fund. However, during the first quarter of 2011, we fully redeemed from the fund, as it was liquidated over the course of the quarter. Given that this fund was managed with a market neutral mandate, we believe that its removal from the Master Fund’s portfolio will help increase overall portfolio beta and potential upside capture.

Strategy Ahead
With the exception of a brief spike up during the market correction late in the first quarter of 2011, overall levels of market volatility and correlation remained comparatively subdued during the last months of the Reporting Period. This enabled the Master Fund’s managers to maintain conviction that fundamental analysis was working, and, as such, we saw both overall gross and net exposures and individual position sizes running within more historically normal ranges. Indeed, as mentioned earlier, many Master Fund managers used the market correction in mid-February 2011 as an opportunity to cover short positions and add to long positions. Given that overall subdued levels of market volatility and correlation have persisted in the face of negative macro events, we expect the next several months to continue to be strong for bottom-up, fundamental stock pickers.
As Investment Adviser, we continue to focus on diversifying the Master Fund’s portfolio into managers that have differentiated investment strategies, as categorized by geography, market capitalization and style. As already indicated, we added a long-biased emerging markets manager early in the first quarter of 2011, which should help the Master Fund achieve its long-term performance objectives. We intend, going forward, to continue to focus on adding managers that we believe have high return potential.
Sincerely,
Robeco Investment Management, Inc.

*	The Master Fund commenced investment operations on July 1, 2006. The performance and portfolio holdings discussed herein include the past performance and portfolio holdings of a predecessor fund with the same investment objective and strategies that transferred all of its assets to the Master Fund on July 1, 2006.

[1]	Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

[2]	The HFRX Equity Hedge Index is an investable hedge fund index designed to provide returns that reflect the performance of the equity hedge sector of the hedge fund universe.

[3]	The S&P 500 Index is a capitalization weighted index of 500 of the largest companies trading on the NYSE, as selected by Standard & Poor’s. Widely regarded as the standard for measuring large-cap U.S. stock market performance, the index includes exposure in all sectors and industries. Investors may not invest directly into the index.

[4]	The MSCI All Country World Index (the MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. As of May 18, 2011, the MSCI ACWI consisted of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Investors may not invest directly into the index.

[5]	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of May 18, 2011, the MSCI Emerging Markets Index consisted of the following

21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. Investors may not invest directly into the index.
Some indices are unmanaged and returns do not reflect fees and charges associated with securities.
Past performance is no guarantee of future results.

Report of Independent Registered Public Accounting Firm
To the Members and Board of Directors of
PNC Long-Short Master Fund LLC, PNC Long-Short Fund LLC, and PNC Long-Short TEDI Fund LLC (the “Funds”):
We have audited the accompanying statements of assets and liabilities of PNC Long-Short Master Fund LLC (the “Master Fund”) and PNC Long-Short Fund LLC, including the schedule of investments for the Master Fund, as of March 31, 2011, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and financial highlights for the periods presented. We have also audited the accompanying consolidated statement of assets and liabilities of PNC Long-Short TEDI Fund LLC, as of March 31, 2011, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members’ capital for each of the two years in the period then ended, and consolidated financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of March 31, 2011, by correspondence with the custodian, investment managers, and general partners. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of March 31, 2011, the results of their operations and their cash flows for the year then ended, the changes in their members’ capital for each of the two years in the period then ended, and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 3 to the Master Funds’ financial statements, the Master Funds’ financial statements include investments in underlying funds, valued at $15,441,741 (94.10% of total members’ capital) as of March 31, 2011, whose fair values have been estimated by management in the absence of readily determinable fair values. Management’s estimates are based on information provided by the investment managers or general partners of the underlying funds.
DELOITTE & TOUCHE LLP
Chicago, Illinois
May 27, 2011

PNC Long-Short Master Fund LLC
Schedule of Investments
March 31, 2011

			% of
			Members’
	Cost	Value	Capital

Investment Funds*
Event-Driven
Camulos Partners, L.P.	$544,559	$91,865	0.56%
Castlerigg Partners, L.P.	75,521	60,883	0.37
Harbinger Class L Holdings (U.S.), LLC	18,869	31,821	0.19
Harbinger Class PE Holdings (U.S.) Trust	506,134	344,567	2.10
Owl Creek II, L.P.	200,666	266,967	1.63

Total Event-Driven	1,345,749	796,103	4.85
Long/Short — Long-Biased
Addison Clark Fund, L.P.	1,400,000	1,554,528	9.47
Artha Emerging Markets Fund, L.P.	1,000,000	981,603	5.98
Broadway Gate Onshore Fund, L.P.	1,550,000	1,842,501	11.23
Clovis Capital Partners Institutional, L.P.	1,200,000	1,289,074	7.85
Criterion Horizons Fund L.P.	1,200,000	1,352,019	8.24
Firebird Global Fund II, L.P.	111,489	24,001	0.15
Henderson Asia Pacific Select ARF Ltd.	1,200,000	1,304,351	7.95

Total Long/Short — Long-Biased	7,661,489	8,348,077	50.87
Long/Short — Variable Exposure
Cobalt Partners II, L.P.(a)	1,350,000	1,469,362	8.95
Highbridge Long Short Equity Fund L.P.	1,500,000	1,743,477	10.63
Ivory Flagship Fund, L.P.(a)	1,250,000	1,299,152	7.92
Kylin Fund, L.P.	1,700,000	1,785,570	10.88

Total Long/Short — Variable Exposure	5,800,000	6,297,561	38.38

Total Investment Funds	14,807,238	15,441,741	94.10

The accompanying notes are an integral part of the financial statements.

PNC Long-Short Master Fund LLC
Schedule of Investments (Continued)
March 31, 2011

			% of
			Members’
	Cost	Value	Capital

Affiliated Registered Investment Company
PNC Advantage Institutional Money Market Fund Institutional
Shares, 0.05%(b)	$538,872	$538,872	3.28%

Total Investments	$15,346,110	15,980,613	97.38

Other Assets and Other Liabilities (Net)		430,200	2.62

Members’ Capital		$16,410,813	100.00%

*	All Investment Funds are non-income producing. See Note 6 for additional information on liquidity of Investment Funds.

(a)	Fund investment fully or partially segregated to cover tender offers.

(b)	Rate shown is the 7-day effective yield as of March 31, 2011.
As of March 31, 2011, the fair value of the Master Fund’s investments by country as a percentage of Members’ capital is as follows:

Country	Cost	Value
Cayman Islands — 7.95%	$1,200,000	$1,304,351
United States — 89.43%	14,146,110	14,676,262

	$15,346,110	$15,980,613

The aggregate cost of investments for tax purposes is expected to be similar to book cost of $15,346,110. Net unrealized appreciation on investments for tax purposes was $634,503 consisting of $1,369,287 of gross unrealized appreciation and $734,784 of gross unrealized depreciation.
The investments in Investment Funds shown above, representing 94.10% of Members’ capital, have been fair valued in accordance with procedures established by the Board of Directors.
The accompanying notes are an integral part of the financial statements.

PNC Long-Short Funds
Statements of Assets and Liabilities
March 31, 2011

	PNC Long-Short	PNC Long-Short	PNC Long-Short
	Fund LLC	TEDI Fund LLC *	Master Fund LLC
Assets
Investment in Master Fund	$14,997,783	$1,413,030	$—
Investment Funds, at value (cost $14,807,238)	—	—	15,441,741
Investment in affiliated registered investment company, at value (cost $538,872)**	—	—	538,872
Receivable from Master Fund for tender offers	2,073,807	—	—
Receivable from fund investments sold	—	—	1,309,849
Fund investments made in advance	—	—	1,300,000
Restricted cash	295,436	93,336	—
Receivable from Manager	65,502	36,140	40,328
Other receivables	1,816	1,816	12,410
Prepaid expenses	—	—	5,014

Total assets	17,434,344	1,544,322	18,648,214

Liabilities
Note payable for tender offers	2,369,243	93,336	—
Due to feeder funds for tender offers	—	—	2,073,807
Management fee payable	—	—	58,413
Administration fees payable	4,727	4,727	10,535
Deferred compensation	1,816	1,816	12,410
Incentive fee payable	1,687	856	—
Directors’ fees payable	—	—	1,874
Other accrued expenses	70,409	70,300	80,362

Total liabilities	2,447,882	171,035	2,237,401

Members’ capital	$14,986,462	$1,373,287	$16,410,813

Members’ capital
Net capital contributions	$13,546,436	$2,178,810	$15,776,310
Accumulated net unrealized appreciation/depreciation on investments	1,440,026	(805,523)	634,503

Members’ capital	$14,986,462	$1,373,287	$16,410,813

*	A consolidated Statement of Assets and Liabilities has been presented.

**	See Note 5 in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Funds
Statements of Operations
Year Ended March 31, 2011

	PNC Long-Short	PNC Long-Short	PNC Long-Short
	Fund LLC	TEDI Fund LLC *	Master Fund LLC
Net investment loss allocated from Master Fund
Affiliated dividend income	$388	$37	$—
Expenses	(495,648)	(43,785)	—

	(495,260)	(43,748)	—

Investment income
Affiliated dividend income	—	—	425

Operating expenses
Management fees	—	—	246,005
Printing fees	55,567	58,637	14,324
Administration fees	62,920	18,506	40,537
Directors’ fees	12,854	12,854	93,236
Legal fees	38,606	36,397	42,815
Tax service fees	43,523	32,997	33,278
Audit fees	27,778	27,778	27,778
Custodian fees	70	60	17,944
Chief Compliance Officer fees	2,417	2,417	3,397
Line of credit facility fees	—	—	7,486
Registration fees	2,234	2,309	—
Tax expense	—	—	4,354
Interest expense	—	—	2,975
Incentive fee	1,687	783	—
Deferred compensation	52	52	520
Other expenses	10,730	1,690	4,784

Total operating expenses	258,438	194,480	539,433

Less:
Expense waiver/reimbursement from Manager	(375,658)	(176,837)	—

Net operating expenses	(117,220)	17,643	539,433

Net investment loss	(378,040)	(61,391)	(539,008)

Net realized and unrealized gain/(loss) on investments:
Net realized gain allocated from Master Fund	2,570,521	193,097	—
Net realized gain from investments	—	—	2,763,618
Net change in unrealized appreciation/depreciation allocated from Master Fund	(2,167,835)	(197,490)	—
Net change in unrealized appreciation/depreciation on investments	—	—	(2,365,325)

Net realized and unrealized gain/(loss) on investments	402,686	(4,393)	398,293

Net increase (decrease) in Members’ capital from operating activities	$24,646	$(65,784)	$(140,715)

*	A consolidated Statement of Operations has been presented.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Funds
Statements of Changes in Members’ Capital

	PNC Long-Short	PNC Long-Short	PNC Long-Short
	Fund LLC	TEDI Fund LLC *	Master Fund LLC
For the year ended March 31, 2010

From operating activities

Net investment loss	$(600,478)	$(67,435)	$(723,087)
Net realized gain allocated from Master Fund	3,827,366	260,452	—
Net realized gain from investments	—	—	4,087,818
Net change in unrealized appreciation/depreciation allocated from Master Fund	1,564,270	97,334	—
Net change in unrealized appreciation/depreciation on investments	—	—	1,661,604

Net increase in Members’ capital from operating activities	4,791,158	290,351	5,026,335

Members’ capital transactions

Sales of Interests	175,000	—	581,484
Cost of Interests repurchased	(14,368,352)	(1,300,000)	(16,088,947)

Net decrease in Members’ capital from capital transactions	(14,193,352)	(1,300,000)	(15,507,463)

Members’ capital

Balance at beginning of year	28,092,174	1,732,076	29,806,479

Balance at end of year	$18,689,980	$722,427	$19,325,351

For the year ended March 31, 2011

From operating activities

Net investment loss	$(378,040)	$(61,391)	$(539,008)
Net realized gain allocated from Master Fund	2,570,521	193,097	—
Net realized gain from investments	—	—	2,763,618
Net change in unrealized appreciation/depreciation allocated from Master Fund	(2,167,835)	(197,490)	—
Net change in unrealized appreciation/depreciation on investments	—	—	(2,365,325)

Net increase/(decrease) in Members’ capital from operating activities	24,646	(65,784)	(140,715)

Members’ capital transactions

Sales of Interests	300,000	650,000	1,521,452
Cost of Interests repurchased (net of adjustment for prior period tenders of $30,158 and $66,644, respectively) **	(4,028,164)	66,644	(4,295,275)

Net increase/(decrease) in Members’ capital from capital transactions	(3,728,164)	716,644	(2,773,823)

The accompanying notes are an integral part of the financial statements.

PNC Long-Short Funds
Statements of Changes in Members’ Capital (Continued)

	PNC Long-Short	PNC Long-Short	PNC Long-Short
	Fund LLC	TEDI Fund LLC *	Master Fund LLC
For the year ended March 31, 2011 (continued)

Members’ capital

Balance at beginning of year	$18,689,980	$722,427	$19,325,351

Balance at end of year	$14,986,462	$1,373,287	$16,410,813

*	A consolidated Statement of Changes in Members’ Capital has been presented.

**	See Note 3H in Notes to Financial Statements.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Funds
Statements of Cash Flows
Year Ended March 31, 2011

	PNC Long-Short	PNC Long-Short	PNC Long-Short
	Fund LLC	TEDI Fund LLC *	Master Fund LLC
Cash flows from operating activities
Net increase/(decrease) in Members’ capital resulting from operations	$24,646	$(65,784)	$(140,715)
Adjustments to reconcile net increase/(decrease) in Members’ capital from operating activities to net cash provided by operating activities:
Net realized gain from investments	—	—	(2,763,618)
Net change in unrealized appreciation/depreciation on investments	—	—	2,365,325
Purchases of investment in Master Fund	(708,463)	(812,989)	—
Purchases of investments	—	—	(14,408,776)
Proceeds from sale of investment in Master Fund	4,200,340	94,935	—
Proceeds from sale of investments	—	—	19,501,162
Net investment loss and realized/unrealized gain on investments allocated from Master Fund	92,574	48,141	—
Net sale of short-term investments	—	—	907,682
Decrease in receivable from fund investments sold	—	—	1,108,301
Decrease in restricted cash	1,041,400	436,664	—
Decrease in receivable from Master Fund for tender offers	1,426,193	1,100,000	—
Increase in fund investments made in advance	—	—	(1,300,000)
Decrease/(increase) in receivable from Manager	76,697	(11,227)	(11,575)
Decrease in prepaid expenses	8,919	653	7,214
Decrease in dividend income receivable	—	—	117
Decrease in other receivable	2,184	2,184	22,603
Decrease in Chief Compliance Officer fees payable	(389)	(389)	(389)
Decrease in directors’ fees payable	(667)	(667)	(5,570)
Increase in deferred compensation	1,566	1,566	9,827
Increase/(decrease) in administration fee payable	977	977	(10,665)
Increase/(decrease) in incentive fee payable	41	(3,625)	—
Decrease in management fee payable	—	—	(16,225)
Increase in other accrued expenses	29,739	29,581	35,318

Net cash provided by operating activities	6,195,757	820,020	5,300,016

Cash flows from financing activities
Proceeds from sales of Interests	300,000	150,000	1,521,452
Cost of Interests repurchased	(6,495,757)	(970,020)	(6,821,468)
Proceeds from loan	—	—	1,800,000
Repayment of loan	—	—	(1,800,000)

Net cash used in financing activities	(6,195,757)	(820,020)	(5,300,016)

Cash
Beginning of year	—	—	—

End of year	$—	$—	$—

Supplemental Information:
Interest paid on line of credit	$—	$—	$2,975

*	A consolidated Statement of Cash Flows has been presented.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Fund LLC
Financial Highlights

	Year ended	Year ended	Year ended	Year ended	Year ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007 *
Total return before incentive fee(1)	0.69%	17.10%	(20.94%)	3.95%	7.73%
Incentive fee	(0.01%)	(0.01%)	(0.01%)	(0.40%)	(1.10%)

Total return after incentive fee(1)	0.68%	17.09%	(20.95%)	3.55%	6.63%

Members’ capital, end of year (000’s)	$14,986	$18,690	$28,092	$47,315	$53,281

Ratios to average net assets(2)

Net investment loss ratio,
before waivers and reimbursements	(4.16%)	(3.16%)	(2.62%)	(2.73%)	(3.48%)
net of waivers and reimbursements	(2.09%)	(2.06%)	(2.00%)	(2.40%)	(3.04%)

Expense ratio before incentive fee,
before waivers and reimbursements	4.15%	3.18%	2.68%	2.39%	2.41%
net of waivers and reimbursements	2.08%	2.08%	2.06%	2.06%	1.97%

Expense ratio before incentive fee, net of waivers and reimbursements	2.08%	2.08%	2.06%	2.06%	1.97%
Incentive fee	0.01%	0.01%	0.02%	0.40%	1.10%

Expense ratio after incentive fee, net of waivers and reimbursements	2.09%	2.09%	2.08%	2.46%	3.07%

Portfolio turnover(3)	85.88%	24.25%	2.31%	32.69%	5.78%

*	On July 1, 2006, the Fund converted into a feeder fund of PNC Long-Short Master Fund LLC. Performance information prior to July 1, 2006 was that of the stand-alone Fund.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has contractually agreed to waive certain Fund expenses. See Note 4C in Notes to Financial Statements.

(3)	The portfolio turnover shown represents the Master Fund’s portfolio turnover for July 1, 2006 to March 31, 2007 and the years ended March 31, 2008, March 31, 2009, March 31, 2010, and March 31, 2011. Portfolio turnover for the Fund from April 1, 2006 to June 30, 2006 was 4.21%. Portfolio turnover is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short TEDI Fund LLC
Consolidated Financial Highlights

					Period
	Year ended	Year ended	Year ended	Year ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007*
Total return before incentive fee(1)	(0.91%)	16.74%	(23.29%)	3.53%	10.60	%(2)
Incentive fee	(0.06%)	(0.25%)	(0.01%)	(0.37%)	(1.12	%)(2)

Total return after incentive fee(1)	(0.97%)	16.49%	(23.30%)	3.16%	9.48	%(2)

Members’ capital, end of year (000’s)	$1,373	$722	$1,732	$2,368	$2,121

Ratios to average net assets(3)

Net investment loss ratio,
before waivers and reimbursements	(15.27%)	(10.67%)	(8.25%)	(8.46%)	(13.92	%)(4)
net of waivers and reimbursements	(3.94%)	(3.57%)	(2.75%)	(2.86%)	(4.78	%)(4)

Expense ratio before incentive fee,
before waivers and reimbursements	15.22%	10.45%	8.31%	8.19%	12.21	%(4)
net of waivers and reimbursements	3.89%	3.36%	2.81%	2.59%	3.07	%(4)

Expense ratio before incentive fee, net of waivers and reimbursements	3.89%	3.36%	2.81%	2.59%	3.07	%(4)
Incentive fee	0.05%	0.24%	0.02%	0.33%	1.33	%(2)

Expense ratio after incentive fee, net of waivers and reimbursements	3.94%	3.60%	2.83%	2.92%	4.40	%(4)

Portfolio turnover(5)	85.88%	24.25%	2.31%	32.69%	5.78	%(2)

*	The TEDI Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. Total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income, expense and incentive fee ratios are calculated for all Members taken as a whole, and include income and expenses allocated from the Master Fund. The computation of such ratios based on the amount of income and expenses and incentive fee assessed to a Member’s capital may vary from these ratios based on the timing of capital transactions. The Manager has voluntarily agreed to waive certain TEDI Fund expenses. See Note 4C in Notes to Financial Statements.

(4)	Annualized.

(5)	The portfolio turnover shown represents the Master Fund’s portfolio turnover and is calculated for the periods indicated.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Master Fund LLC
Financial Highlights

					Period
	Year ended	Year ended	Year ended	Year ended	ended
	March 31,	March 31,	March 31,	March 31,	March 31,
	2011	2010	2009	2008	2007*
Total return(1)	(0.07%)	16.72%	(20.74%)	4.11%	11.33	%(2)

Members’ capital, end of year (000’s)	$16,411	$19,325	$29,806	$50,086	$55,949

Ratios to average net assets(3)
Net investment loss	(2.73%)	(2.32%)	(1.93%)	(1.80%)	(1.92	%)(4)
Net operating expenses	2.73%	2.34%	2.00%	1.85%	1.96	%(4)

Portfolio turnover rate	85.88%	24.25%	2.31%	32.69%	5.78	%(2)

*	The Master Fund was seeded on May 10, 2006 and commenced investment operations on July 1, 2006.

(1)	Total return is calculated for all the Members taken as a whole. A Member’s return may vary from these returns based on the timing of capital transactions. The total return is calculated for the period indicated.

(2)	Not annualized.

(3)	Does not include expenses of the Investment Funds in which the Master Fund invests. The net investment income and expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of income and expenses assessed to a Member’s capital account may vary from these ratios based on the timing of capital transactions.

(4)	Annualized.
The accompanying notes are an integral part of these financial statements.

PNC Long-Short Funds
Notes to Financial Statements
Year Ended March 31, 2011
1.	Organization

PNC Long-Short Fund LLC (the “Fund”), PNC Long-Short TEDI Fund LLC (the “TEDI Fund”, and together with the Fund, the “Feeder Funds”) and PNC Long-Short Master Fund LLC (the “Master Fund”) are limited liability companies organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, investment management companies. The Fund’s and TEDI Fund’s interests (“Interests”) are registered under the Securities Act of 1933, as amended, but are subject to substantial limits on transferability and resale.

The Fund was formed on May 8, 2002 and commenced investment operations on December 30, 2002. On August 11, 2005, the Board of Directors (the “Board”) approved a plan to restructure the Fund as a feeder fund in a master-feeder structure. The plan was approved by the Members at a special meeting held on October 7, 2005. On July 1, 2006, the Fund transferred all of its investable assets totaling $47,654,658, including its interests in the underlying investment funds to the Master Fund. The Fund owned 91.4% of the Master Fund as of March 31, 2011.

The TEDI Fund was formed on August 4, 2005 with operations commencing on July 1, 2006. The TEDI Fund invests substantially all of its investable assets into the PNC Long-Short Cayman Fund LDC (the “Offshore Fund”), which commenced operations on July 1, 2006. The TEDI Fund owned 100% of the Offshore Fund, and the Offshore Fund owned approximately 8.6% of the Master Fund as of March 31, 2011. As the TEDI Fund controls substantially all of the operations of the Offshore Fund, the TEDI Fund financial statements are the consolidation of the TEDI Fund and the Offshore Fund. Inter-company balances have been eliminated through consolidation.

The Master Fund was formed on August 4, 2005 with operations commencing upon the transfer of $47,654,658 (comprised of $46,831,482 of fund investments, $727,501 of cash, and $95,675 of receivable from fund investments sold) from the Fund on July 1, 2006. Unrealized appreciation on the fund investments of $12,294,453 was included in the transfer.

The Master Fund’s investment objective is to seek equity-like capital appreciation while attempting to limit risk through the use of an equity-oriented, multi-manager, diversified investment philosophy principally by investing in investment vehicles, typically referred to as hedge funds (“Investment Funds”) managed by third-party investment managers (“Investment Managers”) who employ a variety of alternative investment strategies that, when balanced with other strategies, lower the correlation of the Master Fund’s total performance to the equity and fixed income markets. The primary focus is in hedged equity strategies, although there may also be investments in debt and other instruments. Investments may include long/short equity strategies that encompass general, sector-specific, international, emerging markets, and short-biased strategies. In addition to hedged equity, the Master Fund may also invest in opportunistic hedge funds that utilize distressed and event-driven strategies.

The Board has overall responsibility for the oversight of the operations of the Fund, TEDI Fund and Master Fund (the “Funds”) on behalf of the Members. The Board consists of persons who are not “interested persons” (as defined in the 1940 Act).

PNC Capital Advisors, LLC (the “Manager”), a Delaware limited liability company, serves as manager of the Funds pursuant to an Investment Management Agreement, each with the Fund,

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
TEDI Fund and Master Fund, dated January 22, 2010. The Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). The Manager supervises the management of the day-to-day operations of the Funds subject to the supervision of the Board.

At March 31, 2011, PNC Investment Company, LLC, an affiliate of the Manager, had capital balances in the Fund and TEDI Fund of $13,591,245 (79.7%) and $135,455 (9.9%), respectively, prior to any March 31, 2011 tender amounts redeemed from the respective fund.

Effective July 1, 2010, the Manager has delegated its responsibilities for formulating a continuing investment program for the Master Fund and investment decisions regarding the purchases and withdrawals of interests in the Investment Funds to Robeco Investment Management, Inc. (the “Adviser”), pursuant to an Investment Advisory Agreement dated August 31, 2010, which superseded an Interim Investment Advisory Agreement dated July 1, 2010. The Adviser is registered as an investment adviser under the Advisers Act. Prior to July 1, 2010, the Manager had delegated these responsibilities to Advantage Advisers Management, LLC, a registered investment adviser under the Advisers Act, pursuant to an Investment Advisory Agreement dated June 30, 2006.

Generally, initial and additional subscriptions for limited liability company interests (“Interests”) by eligible Members may be accepted at such times as the Funds may determine. The Funds reserve the right to reject any subscriptions for Interests in the Funds. The Funds from time to time may offer to repurchase outstanding Interests pursuant to written tenders by Members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion. The financial statements of the Master Fund should be read in conjunction with the financial statements of the Fund and the consolidated financial statements of the TEDI Fund (altogether, the “Financial Statements”).

2.	Recent Accounting Developments

Improving Disclosures about Fair Value Measurements. In January 2010, the Financial Accounting Standards Board (“FASB”) issued new guidance to improve disclosures about fair value measurement. The new guidance requires disclosure of significant transfers in and out of Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. It also clarifies existing disclosures regarding the level of disaggregation and inputs and valuation techniques used to measure fair value for measurements that fall within Level 2 or Level 3 of the fair value hierarchy as well as the reasons for all transfers into and out of Level 3. This guidance is effective for fiscal years beginning after December 15, 2009. The Master Fund adopted this accounting guidance effective April 1, 2010, and it has not had a material impact on the Master Fund’s Members’ capital or results of operations. The guidance also requires entities to separately present purchases, sales, issuances, and settlements in their reconciliation of Level 3 fair value measurements (i.e. to present such items on a gross basis rather than on a net basis), effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
In May 2011, the FASB issued amendments to the Accounting Standards Update for Fair Value Measurement (the “ASU”). The ASU requires disclosure of all transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for those transfers. The ASU expands the qualitative and quantitative fair value disclosure requirements for fair value measurements categorized in Level 3 of the fair value hierarchy and requires a description of the valuation processes in place and a description of the sensitivity of the fair value to changes in unobservable inputs and interrelationships between those inputs if a change in those inputs would result in a significantly different fair value measurement. The amendments are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Adoption of this accounting guidance is currently being assessed but is not expected to have a material impact on the Master Fund’s Members’ capital or results of operations.
3.	Significant Accounting Policies

The Funds’ Financial Statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The following is a summary of the significant accounting policies followed by the Funds:
A.	Portfolio Valuation

The net asset values (assets less liabilities, including accrued fees and expenses) of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. The Feeder Funds’ investment in the Master Fund represents substantially all of the Feeder Funds’ assets. All investments owned are carried at fair value, which is the portion of the net asset values of the Master Fund held by the Feeder Funds.

The Master Fund’s investment valuation policy is set forth below.

B.	Investment Valuation

The Master Fund’s investments in the Investment Funds are considered to be illiquid and can only be redeemed periodically. The Board has approved procedures pursuant to which the Master Fund values its investments in Investment Funds at fair value. In accordance with these procedures, the fair value of Investment Funds as of each month-end ordinarily is the value determined as of such month-end for each Investment Fund in accordance with each Investment Fund’s valuation policies and reported at the time of the Master Fund’s valuation. As a general matter, the fair value of the Master Fund’s interest in an Investment Fund will represent the amount that the Master Fund could reasonably expect to receive from an Investment Fund if the Master Fund’s ownership interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Master Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Master Fund on a timely basis or the Adviser concludes that the value provided by the Investment Fund does not represent the fair value of the Master Fund’s interest in the Investment Fund, the Master Fund determines the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund could

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
realize in a current market exchange, and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value. The values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated.

In accordance with GAAP, authoritative guidance on fair value measurements and disclosures establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
• Level 1	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund can access at the measurement date;

• Level 2	Quoted prices which are not in active markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

• Level 3	Inputs which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Master Fund’s investments have been classified, the Master Fund has assessed factors including, but not limited to price transparency, the ability to redeem at net asset value at the measurement date and the existence or absence of certain restrictions at the measurement date. If the Master Fund has the ability to redeem from the investment at the measurement date or in the near-term (within one quarter of the measurement date) at net asset value, the investment is classified as a Level 2 fair value measurement. Alternatively, if the Master Fund will never have the ability to redeem at its option from the investment or is restricted from redeeming for an uncertain or extended period of time from the measurement date, the investment is classified as a Level 3 fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Master Fund’s investments are measured at March 31, 2011:

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011

Investments by Investment Strategy	Level 1	Level 2	Level 3	Total

Investment Funds
Event-Driven	$—	$—	$796,103	$796,103
Long/Short — Long-Biased	—	4,927,047	3,421,030	8,348,077
Long/Short — Variable Exposure	—	3,042,629	3,254,932	6,297,561
Affiliated Registered Investment Company	538,872	—	—	538,872

Total Investments by Investment Strategy	$538,872	$7,969,676	$7,472,065	$15,980,613

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.
The following table summarizes the changes in fair value of the Master Fund’s Level 3 investments for the year ended March 31, 2011.

			Change in
			unrealized
	Balance as of	Realized gain /	appreciation /	Net purchases /	Net Level 3	Balance as of
Description	March 31, 2010	(loss)	depreciation	(sales)	transfers in/(out) *	March 31, 2011

Credit	$542,739	$(888,391)	$686,668	$(249,151)	$(91,865)	$—
Event-Driven	3,392,591	397,411	(713,985)	(2,371,779)	91,865	796,103
International Hedged Equity	26,020	—	(2,019)	—	(24,001)	—
Long/Short — Long-Biased	—	—	447,029	2,950,000	24,001	3,421,030
Long/Short — Variable Exposure	—	—	85,570	1,700,000	1,469,362	3,254,932
U.S. Hedged Equity	2,324,789	(204,659)	150,528	(2,270,658)	—	—
U.S. Long/Short Equity	1,021,933	—	97,429	350,000	(1,469,362)	—

Total	$7,308,072	$(695,639)	$751,220	$108,412	$—	$7,472,065

*	During the year ended March 31, 2011, one Level 3 Investment Fund transferred from the Credit strategy to the Event-Driven strategy ($91,865), one Level 3 Investment Fund transferred from the International Hedged Equity strategy to the Long/Short — Long-Biased strategy ($24,001) and one Level 3 Investment Fund transferred from the U.S. Long/Short Equity strategy to the Long/Short — Variable Exposure strategy ($1,469,362). The transfers between strategies noted above are not changes in the strategies of the Investment Funds, but rather how the Adviser classifies them. All transfers noted above are reflected as net Level 3 transfers in/(out) in the reconciliation table above.

			Long/Short -
		Long/Short -	Variable
	Event-Driven	Long-Biased	Exposure
Change in unrealized appreciation/depreciation included in earnings related to the securities still held at reporting date	$(27,317)	$445,010	$182,999
For the year ended March 31, 2011, there have been no significant changes to the Master Fund’s fair valuation methodologies. The Master Fund did not hold any investments with unfunded commitments on March 31, 2011.

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
C.	Income Recognition and Security Transactions

Dividend income is recorded on the ex-dividend date. Security transactions are recorded on the effective date of the subscription in, or redemption out of, the Investment Fund or Master Fund. Realized gains and losses from Investment Fund transactions are calculated on the average cost basis.

Distributions from an Investment Fund, if any, will be classified as investment income or realized gains in the Statement of Operations of the Master Fund, or alternatively, as a decrease to the cost of the Investment Fund based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

The Feeder Funds will bear, as investors in the Master Fund, their share of the income, realized and unrealized gains and losses of the Master Fund.

D.	Segregated Investments

A portion of the Feeder Funds’ investments in the Master Fund are segregated to refinance the Interests in the Master Fund. In addition, certain of the Master Fund’s investments have been segregated to finance the repurchase of Interests from tender offers.

E.	Fund Expenses

The Funds bear all expenses incurred in their businesses other than those that the Manager assumes. The expenses of the Funds include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; administrative fees; auditing fees; custodial fees; costs of insurance; registration expenses; expenses of meetings of the Board and Members; all costs with respect to communications to Members; and other types of expenses as may be approved from time to time by the Board. The Master Fund allocates the expenses it incurs to the Feeder Funds. In addition, the Master Fund pays the expense allocated to, and incurred by, the Feeder Funds and is reimbursed by the Feeder Funds through the redemption of Interests by the Feeder Funds. Expenses common to all Funds are allocated to the Funds using methodologies appropriate for a given circumstance including a fixed or straight-line allocation across Funds and/or on the basis of Members’ capital of the Funds.

The Investment Managers of the Investment Funds in which the Master Fund invests also receive fees for their services. These allocations/fees include management fees based upon the net asset value of the Master Fund’s investment and an incentive or performance fee based upon the Master Fund’s share of net profits in the Investment Fund. For the year ended March 31, 2011, allocations/fees for these services ranged from 1.5% to 2.0% annually for management fees and ranged from 15% to 20% annually for the performance or incentive allocations.

F.	Income Taxes

The Funds intend to operate, and have elected to be treated, as partnerships for Federal income tax purposes. Each Member is individually responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. Tax years 2007, 2008, 2009 and 2010 remain subject to examination by Federal and State jurisdictions, including those States

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
where investors reside or States where the Funds are subject to other filing requirements. The Funds may make payments to state and local tax agencies during the year for interest and/or penalties. Such payments, if any, are shown as a tax expense on each Fund’s Statement of Operations.

The Funds review and evaluate tax positions in their major jurisdictions and determine whether or not there are uncertain tax positions that require financial statement recognition. Based on this review, the Funds have determined the major tax jurisdictions where the Funds are organized and where the Master Fund makes investments; however, no reserves for uncertain tax positions were required to have been recorded for any of the Funds’ open tax years. As a result, no other income tax liability or expense has been recorded in the accompanying Financial Statements.

On behalf of non-U.S. Members, the Master Fund withholds and pays taxes on U.S. source income allocated from Investment Funds.

G.	Distribution Policy

The Feeder Funds have no present intention of making periodic distributions of net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

H.	Capital Accounts

Monthly net profits or net losses of the Fund, TEDI Fund and Master Fund will be allocated to the capital accounts of the respective fund’s Members as of the last day of each month-end in accordance with Members’ respective investment percentages of the Fund, TEDI Fund or Master Fund. Net profits or net losses will be measured as the net change in the value of the Members’ capital of the respective fund during a month, or portion thereof, before giving effect to any repurchases of interest in the fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the fund, such as incentive fees and withholding taxes, other than in accordance with the Members’ respective investment percentages.

Interests or portions of Interests in Members’ capital that have been tendered and accepted by the Funds for repurchase are reclassified as liabilities in the Statements of Assets and Liabilities. A Member will continue to receive an allocation of net profits or net losses in respect to the tendered interest of the respective fund during the fiscal period through the valuation date stated in the tender offer. Variances between prior period estimated tender amounts and the final accepted amounts at valuation date are reflected as increases or decreases to capital in the current reporting period and are included in the Feeder Funds’ cost of Interests repurchased (net of adjustment for prior period tenders) on the Statements of Changes in Members’ Capital.

I.	Restricted Cash

The Feeder Funds hold non-interest bearing restricted cash, which serves as collateral for the notes payable for the tender offers. As of March 31, 2011, the Fund and TEDI Fund held restricted cash balances of $295,436 and $93,336, respectively.

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
J.	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Manager to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. The Manager believes that the estimates utilized in preparing the Funds’ financial statements are reasonable and prudent; however, actual results could differ from these estimates.
4.	Related Party Transactions
A.	Management Fees
The Master Fund pays the Manager a quarterly management fee at the annual rate of 1.25% of the Members’ capital of the Master Fund as of the last day of the quarter including assets attributable to the Manager and before giving effect to any repurchases of Interests by the Master Fund that have not settled as of the end of the quarter. The Manager pays the Adviser half of the management fees earned from the Master Fund.

B.	Incentive Fees
The Feeder Funds pay the Manager an annual incentive fee (“Incentive Fee”), payable at the fiscal period-end (the “Incentive Period”), equal to 10% of each Member’s net profits in excess of such Member’s Loss Carryforward Amount. The “Loss Carryforward Amount” for each Member commences at zero and, for each Incentive Period, is increased or reduced by the net losses or net profits, respectively, allocated to each Member’s capital account for such Incentive Period. The Manager will pay the Adviser to the Master Fund one-half of the Incentive Fee.

C.	Expense Limitation
Pursuant to the Expense Limitation Agreement, the Manager has contractually agreed to waive and/or reimburse the Fund’s expenses to the extent necessary to ensure that the annualized ordinary operating expenses (excluding the Incentive Fee, if any) will not exceed 2.08% of the Fund’s average Members’ capital. The Expense Limitation Agreement will remain in effect through June 30, 2011 and will automatically renew for successive one year periods thereafter unless the Manager, the Fund or the Fund and the Master Fund provide at least 30 days written notice of termination to the other parties. Certain operating expenses of the TEDI Fund have been voluntarily paid by the Manager. These voluntary payments are temporary and the Manager may terminate all or a portion of these voluntary payments at any time and without notice to Members.

D.	Administration and Other Fees
The Funds have also retained the Manager to serve as the administrator and pay the Manager an administration fee at an annual rate of 0.20% and 0.25% of Members’ capital of the Master Fund and Feeder Funds, respectively, plus a $15,000 flat fee for each Feeder Fund. Effective June 1, 2010, the Manager retained PNC Global Investment Servicing (U.S.) Inc. (“PNC Global”) to replace SEI Investments Global Funds Services as sub-administrator to provide administrative, accounting and investor services, as well as serve in the capacity of transfer and distribution disbursing agent for the Funds. As compensation for services provided during the period June 1 to June 30, 2010, the Funds paid PNC Global, an affiliate of the Funds, fees in the amount of $5,000.

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
On July 1, 2010, The PNC Financial Services Group, Inc. sold the outstanding stock of PNC Global to The Bank of New York Mellon Corporation. At the closing of the sale, PNC Global changed its name to BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). As compensation for services provided, the Manager pays BNY Mellon a fee pursuant to a written agreement between the Manager and BNY Mellon. BNY Mellon also serves as escrow agent for the Feeder Funds.
PFPC Trust Company, a wholly owned subsidiary of The Bank of New York Mellon Corporation, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, replaced SEI Private Trust Company on June 1, 2010 as custodian for the Master Fund’s and Feeder Funds’ assets.

E.	Board Fees
Each Board member receives an annual retainer, payable quarterly in arrears by the Master Fund of $6,333 plus a $500 fee for each regular meeting attended, as well as a fee for special or telephonic meetings. Each Board member also receives an annual retainer of $1,000 for each Feeder Fund. The Board members will not receive any fees from the Feeder Funds for attending regular, special or telephonic Board meetings. The Co-Chairmen of the Board and the Chairman of the Audit Committee also receive an additional annual retainer from the Master Fund of $3,000 and $667, respectively. The Funds also reimburse all Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund, TEDI Fund and Master Fund for the year ended March 31, 2011 were $98,569, $20,375 and $93,236, respectively, which includes $85,715 and $7,521 allocated from the Master Fund to the Fund and TEDI Fund, respectively.
Directors who receive fees are eligible for participation in the Funds’ Deferred Compensation Plan (the “Plan”), an unfunded, nonqualified deferred compensation plan. The Plan, which became effective January 1, 2010, allows each eligible Director to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

F.	Investment Adviser
Effective July 1, 2010, Robeco Investment Management, Inc. assumed responsibility from Advantage Advisers Management, LLC as investment adviser for the Master Fund.
5.	Investment in Affiliated Registered Investment Company

Pursuant to Securities and Exchange Commission rules, the Master Fund may invest in affiliated money market funds offered by PNC Funds and PNC Advantage Funds, each an investment management company registered under the 1940 Act for which the Manager acts as investment adviser. The total net sales of PNC Advantage Institutional Money Market Fund for the year ended March 31, 2011 was $907,682.
6.	Concentration of Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds’ net asset value.
Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity.
The following table summarizes the liquidity provisions related to the Master Fund’s investments in Investment Funds by investment strategy at March 31, 2011:

				Estimated
Investment Funds			Redemption	Remaining
by Investment Strategy	Fair Value	Redemption Period	Notice Period	Holding Period (2)

Event-Driven (A)
Restricted (1)	$796,103	N/A	N/A	Unknown
Long/Short — Long-Biased (B)
Restricted (1)	3,421,030	Quarterly	45-60 days	6-9 months
Unrestricted	4,927,047	Monthly - Quarterly	45-90 days	None
Long/Short — Variable Exposure (C)
Restricted (1)	3,254,932	Quarterly - Semi-Annually	60 days	3-9 months
Unrestricted	3,042,629	Quarterly	45 days	None

(1)	As of March 31, 2011, certain of these Investment Funds have notified the Master Fund of certain restrictions on liquidity which may include side pocket investments, suspended redemptions, restrictions from redeeming for an extended period of time from the measurement date or other restrictions. Certain other Investment Funds have redemption terms which inhibit liquidity for a period greater than 90 days.

(2)	Represents remaining holding period of locked-up Investment Funds or estimated remaining restriction period for illiquid investments such as side pockets and suspended redemptions. For some illiquid investments, the remaining holding period is unknown and is either stated in the table or excluded from the range shown for other investments in the strategy.

(A)	Event-driven strategies, in general, are approaches that seek to benefit from merger arbitrage, equity restructurings, spin-offs, stub trades, asset sales and liquidations.

(B)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. A long-biased approach tends to hold considerably more long positions than short positions.

(C)	In long/short equity funds, Portfolio Managers construct portfolios consisting of long and short equity positions. The Portfolio Managers’ stock picking ability, on both the long and the short side, is a key to the success of these Portfolio Funds. A manager who runs a variable exposure is said to have the flexibility of being net long or short within a range of around plus/minus 25%, based on the manager’s opportunity set.
7.	Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swaps contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the fair value of these investments

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
reported by the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

8.	Guarantor Obligations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of warranties and representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

9.	Investment Transactions

For the year ended March 31, 2011, the aggregate purchases and sales of the Master Fund by the Fund amounted to $708,463 and $4,200,340, respectively, and by the TEDI Fund amounted to $812,989 and $94,935, respectively. For the same period, aggregate purchases and sales of investments (excluding short-term securities) by the Master Fund were $14,557,283 and $19,649,669, respectively.

10.	Tender Offer

On February 24, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2009. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on August 3, 2009.

On February 24, 2009, the Fund and the TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at a price equal to the net asset values on June 30, 2009. Tenders with values of $2.5 million and $100,000 were received and accepted by the Fund and the TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and the TEDI Fund entitling the Members to an initial payment on or about 30 days after June 30, 2009. Members of the Fund and TEDI Fund received initial payments of $2,250,000 and $90,000, respectively, on August 3, 2009 and the remaining amounts of $250,000 and $10,000, respectively, were paid on June 16, 2010.

On May 27, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on September 30, 2009. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on October 28, 2009.

On May 27, 2009, the Fund and the TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at a price equal to the net asset values on September 30, 2009. Tenders with values of $2.5 million and $100,000 were received and accepted by the Fund and the TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and the TEDI Fund entitling the Members to an initial payment on or about

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
30 days after September 30, 2009. Members of the Fund and TEDI Fund received initial payments of $2,250,000 and $90,000, respectively, on October 28, 2009 and the remaining amounts of $250,000 and $10,000, respectively, were paid on June 16, 2010.

On August 28, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $4.1 million of Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on December 31, 2009. However, pursuant to the terms and conditions of the offer, the Master Fund elected to accept tenders with a value of $8,468,353 from Members. Members received payment of $8,468,353 on February 1, 2010.

On August 28, 2009, the Fund and the TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $4.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at a price equal to the net asset values on December 31, 2009. However, pursuant to the terms and conditions of the Offer, the Fund then elected to accept tenders with a value in the amount of $8,368,353 from limited Members. Tenders with a value of $100,000 were received and accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund and the TEDI Fund entitling the Members to an initial payment on or about 30 days after December 31, 2009. Members of the Fund and TEDI Fund received initial payments of $7,531,517 and $90,000 on February 1, 2010 and the remaining amounts of $836,836 and $10,000, respectively, were paid on June 16, 2010.

On November 25, 2009, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.6 million of Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on March 31, 2010. Tenders with a value of $2,600,000 were received and accepted by the Master Fund from Members. Members received payment of $2,600,000 on May 5, 2010.

On November 25, 2009, the Fund and the TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.5 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at a price equal to the net assets value on March 31, 2010. Tenders with values of $2.5 million and $100,000 were received and accepted by the Fund and the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund and the TEDI Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after March 31, 2010. Members of the Fund and TEDI Fund received initial payments of $2,250,000 and $90,000, respectively, on May 5, 2010 and the remaining amounts of $250,000 and $10,000, respectively, were paid on June 16, 2010.

On February 26, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $2.0 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2010. Tenders with a value of $1,903,198 were received and accepted by the Master Fund from Members. Members received a payment on August 2, 2010.

On February 26, 2010, the Fund and TEDI Fund each offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2010. Tenders with values in the amount of $969,842 and $933,356 were received and accepted by the Fund and TEDI Fund, respectively, from limited Members. Non-interest bearing promissory notes were issued by the Fund and TEDI Fund entitling the Members to a payment on or about 30 days after June 30, 2010.

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
Members of the Fund and TEDI Fund received initial payments of $872,858 and $840,020, respectively, on August 3, 2010 and the remaining amounts will be paid promptly after completion of the Fund’s and TEDI Fund’s March 31, 2011 year-end audits.

On June 30, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on September 30, 2010. Tenders with a value of $1,001,039 were received and accepted by the Master Fund from Members. Members received a payment on November 2, 2010.

On June 30, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at September 30, 2010. Tenders in the amount of $1,001,039 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to a payment on or about 30 days after September 30, 2010. Members of the Fund received initial payments of $900,935 on November 2, 2010 and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On September 10, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on December 31, 2010. Tenders with a value of $983,476 were received and accepted by the Master Fund from Members. Members received a payment on January 28, 2011.

On September 10, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at December 31, 2010. Tenders in the amount of $983,476 were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after December 31, 2010. Members of the Fund received initial payments of $885,129 on January 31, 2011 and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On November 15, 2010, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on March 31, 2011. Tenders with a value of $1.0 million were received and accepted by the Master Fund from Members. Members received a payment on April 29, 2011.

On November 15, 2010, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at March 31, 2011. Tenders in the amount of $1.0 million were received and accepted by the Fund from limited Members. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial

PNC Long-Short Funds
Notes to Financial Statements (Continued)
Year Ended March 31, 2011
payment in an amount equal to at least 90% of the tender, on or about 30 days after March 31, 2011. Members of the Fund received initial payments of $900,000 on May 4, 2011 and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2011 year-end audit.

On February 28, 2011, the Master Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.1 million of the Members’ capital of the Master Fund tendered by Members of the Master Fund at a price equal to the net asset value on June 30, 2011. Tenders with an estimated value in the amount of $1,073,807 were received and accepted by the Master Fund from Members based on the value of redeemed Interests as of March 31, 2011. Members are entitled to receive an estimated payment of $1,073,807 on or about 30 days after June 30, 2011.

On February 28, 2011, the Fund and TEDI Fund offered to purchase in cash an amount of Interests or portions of Interest up to $1.0 million and $100,000, respectively, of Members’ capital tendered by Members of the Fund and TEDI Fund at prices equal to the net asset values at June 30, 2011. Tenders with an estimated value in the amount of $1,073,807 received and accepted by the Fund from limited Members based on the value of redeemed Interests as of March 31, 2011. No tenders were received or accepted by the TEDI Fund from limited Members. Non-interest bearing promissory notes were issued by the Fund entitling the Members to an initial payment in an amount equal to at least 90% of the tender, on or about 30 days after June 30, 2011, and the remaining amount will be paid promptly after completion of the Fund’s March 31, 2012 year-end audit.

11.	Line of Credit

The Master Fund has a line of credit with Boston Private Bank & Trust Company. The Master Fund pays an annual facility fee to Boston Private Bank & Trust Company and interest equal to one quarter of one percent of the amount of the facility outstanding. As of March 31, 2011, the Master Fund did not have any borrowings outstanding. The average borrowings outstanding for the year ended March 31, 2011 was $1,800,000 outstanding over a period of fifteen days at an interest rate of 4.25%. The interest expense on this amount is included on the Statement of Operations.

12.	Subsequent Events

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of March 31, 2011.

PNC Long-Short Funds
Board Approval of Investment Management Agreements (Unaudited)
March 31, 2011
At a meeting held on November 11, 2010, the Directors of the Fund, Master Fund, and TEDI Fund, including a majority of the Directors who are not “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”)), met in person and voted to approve the renewal of each Investment Management Agreement (the “Investment Management Agreements”) between the Fund, Master Fund, TEDI Fund and PNC Capital Advisors, LLC (the “Manager”).
The Directors discussed with independent counsel to the Directors a memorandum prepared by independent counsel to the Directors concerning the Directors’ fiduciary duties under state and federal law when reviewing investment management and investment advisory agreements. The Directors, along with independent counsel to the Directors, reviewed information provided by the Manager concerning its activities as investment manager for the Fund, Master Fund, and TEDI Fund and information in connection with the Directors’ consideration of the renewal of the Investment Management Agreements.
In reaching their decision to renew the Investment Management Agreements, the Directors considered whether the agreements continue to be in the best interests of the Fund, Master Fund, TEDI Fund and their members, an evaluation based primarily on the nature and quality of the services provided by the Manager and the overall fairness of the agreements to the Fund, Master Fund and TEDI Fund. In the course of their review, the Directors with the assistance of independent counsel to the Directors, considered their legal responsibilities, and reviewed materials received from the Manager.
In their deliberations, the Directors did not identify any particular information that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Directors confirmed that there were no pending litigation or regulatory actions against the Manager that would adversely affect or prohibit the Manager’s services to the Fund, Master Fund and TEDI Fund.
Based on this review, the Directors concluded that the Manager had the capabilities, resources and personnel necessary to act as the investment manager. With respect to the advisory fees, the Directors noted that such fees remained the same and concluded that the asset-based management fee and performance-based incentive fee were fair and reasonable.
Based on their evaluation of all material factors, including those described above, the Directors concluded that the terms of the agreements remained reasonable and fair and that the renewal of the Investment Management Agreements was in the best interests of the Fund, Master Fund and TEDI Fund and their members. The Board approved the renewal of the Investment Management Agreements.

PNC Long-Short Funds
Directors and Officers of the Funds (Unaudited)
March 31, 2011
The business and affairs of the Funds are managed under the general supervision of the Board in accordance with the laws of the state of Delaware and the Funds’ Limited Liability Company Agreements. Information pertaining to the Directors and officers of the Funds is set forth below. Each Director serves for an indefinite term until either (1) the date that his or her successor in office becomes effective, or (2) the date that he or she resigns or, his or her term as a Director is terminated in accordance with the Funds’ Limited Liability Agreements. The Directors are not “interested persons” as defined in the 1940 Act. Mr. Murphy and Mr. Neary serve as Co-Chairmen of the Board of Directors of the Funds. The address of each Director and officer is c/o PNC Long-Short Master Fund LLC, Two Hopkins Plaza, Baltimore, Maryland 21201.
Directors of the Funds

Number of
Portfolios in
	Position Held		Fund
	with Funds and		Complex	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served	During Past 5 Years	Director	During Past 5 Years(1)
John R. Murphy(2)—76	Director Since	Vice Chairman,	11 registered	Director, Omnicom
Date of Birth: 1/7/34	inception; Co- Chairman of the Board Since February 8, 2010; Chairman of the Board from inception to February 8, 2010	National Geographic Society, March 1998 to present; Managing Partner, Rock Solid Holdings, 2009 to present.	investment companies consisting of 36 portfolios	Group, Inc. (media and marketing services); Director, Sirsi Dynix (technology).

Robert D. Neary(2) — 77	Director and Co-	Retired; Co-Chairman	11 registered	Director, Strategic
Date of Birth: 9/30/33	Chairman of the Board Since February 8, 2010	of Ernst & Young LLP (an accounting firm), 1984-1993.	investment companies consisting of 36 portfolios	Distribution, Inc. (sales and management of maintenance supplies) until March 2007; Director, Commercial Metals Company.

Dorothy A. Berry — 67	Director Since	President, Talon	11 registered	Chairman and Director,
Date of Birth: 9/12/43	February 8, 2010	Industries, Inc. (administrative, management and business consulting), since 1986; Chairman, Independent Directors Council since 2010.	investment companies consisting of 36 portfolios	Professionally Managed Portfolios.

Kelley J. Brennan(3) — 68	Director Since	Retired; Partner,	11 registered	None.
Date of Birth: 7/7/42	February 8, 2010	PricewaterhouseCoopers LLP (an accounting firm), 1981 — 2002.	investment companies consisting of 36 portfolios

PNC Long-Short Funds
Directors and Officers of the Funds (Unaudited) (Continued)
March 31, 2011

Number of
Portfolios in
	Position Held		Fund
	with Funds and		Complex	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served	During Past 5 Years	Director	During Past 5 Years(1)
John G. Drosdick(2) — 67	Director Since	Retired; Chairman,	11 registered	Director, United States
Date of Birth: 8/9/43	November 1, 2010	Chief Executive Officer and President, Sunoco, Inc. (manufacturer and marketer of petroleum and petrochemical products), 2000 — 2008.	investment companies consisting of 36 portfolios	Steel Corporation (steel producer); Director, H.J. Heinz Company (U.S.-based food company); Director, Lincoln Financial Corporation (financial services) until 2005.

Richard W. Furst — 72	Director Since	Consultant and Private	11 registered	Director, Central Bank
Date of Birth: 9/13/38	February 8, 2010	Investor, Dean Emeritus and Garvice D. Kincaid Professor of Finance (Emeritus), Gatton College of Business and Economics, University of Kentucky, since 2003.	investment companies consisting of 36 portfolios	& Trust Co.; Director, Central Bancshares.

Dale C. LaPorte — 68	Director Since	Retired; Senior Vice	11 registered	Director, Invacare
Date of Birth: 1/04/42	February 8, 2010	President and General Counsel, Invacare Corporation (manufacturer of healthcare products), December 2005-2008; Partner, 1974 — 2005 and Chairman of Executive Committee, 2000 — 2004, of Calfee, Halter & Griswold LLP (law firm).	investment companies consisting of 36 portfolios	Corporation.

PNC Long-Short Funds
Directors and Officers of the Funds (Unaudited) (Continued)
March 31, 2011

Number of
Portfolios in
	Position Held		Fund
	with Funds and		Complex	Other Directorships
Name, Age and	Length of Time	Principal Occupation(s)	Overseen by	Held by Director
Date of Birth	Served	During Past 5 Years	Director	During Past 5 Years(1)
L. White Matthews, III—65 Date of Birth: 10/5/45	Director Since 2003	Director and Chairman of the Board of Constar International Inc. (plastic packaging manufacturer), 2009 to present; Chairman and Director, Ceridian Corporation (payroll and human resources services), 2003 to 2007.	11 registered investment companies consisting of 36 portfolios	Director, Matrixx Initiatives, Inc. (pharmaceuticals); Imation Corp. (data storage products).

Edward D. Miller, Jr.— 67 Date of Birth: 2/1/43	Director Since inception	Dean and Chief Executive Officer, Johns Hopkins Medicine, January 1997 to present.	11 registered investment companies consisting of 36 portfolios	Director, Care Fusion (health care devices).

(1)	Includes directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e. “public companies”), or other investment companies registered under the 1940 Act. The Funds are part of a “Fund Complex” that is comprised of 10 other registered investment companies which are included in this column for each Director. The total number of portfolios in the Fund Complex overseen by each of the Directors is 36.

(2)	Mr. Drosdick will replace Mr. Neary and Mr. Murphy as Chairman of the Board of Directors effective June 3, 2011, upon their retirement.

(3)	Effective May 3, 2011, Mr. Brennan resigned as a Director of the Board.

PNC Long-Short Funds
Directors and Officers of the Funds (Unaudited) (Continued)
March 31, 2011
Officers of the Funds
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Funds’ officers who are not Directors.

Position with the Funds
and the Master Fund and
Name, Address,	Length	Principal Occupation(s)
Date of Birth and Age	of Time Served(1)	During Past 5 Years
Kevin A. McCreadie	President	President and Chief Executive Officer, PNC Capital
Two Hopkins Plaza, 4th	Since 2004	Advisors, LLC (formerly PNC Capital Advisors, Inc.), since
Floor		March 2004; Chief Investment Officer of PNC Capital
Baltimore, MD 21201		Advisors, LLC since 2002; Chief Investment Officer of PNC
Date of Birth: 8/14/60		Asset Management Group since 2007; Executive Vice
Age: 50		President of PNC Bank, N.A. since 2007.

Jennifer E. Spratley	Vice President	Managing Director and Head of Fund Administration, PNC
Two Hopkins Plaza, 4th	Since April 2008	Capital Advisors, LLC (formerly PNC Capital Advisors, Inc.)
Floor		since 2007; Treasurer, PNC Capital Advisors, Inc.,
Baltimore, MD 21201		September 2007 — September 2009; Unit Leader, Fund
Date of Birth: 2/13/69		Accounting and Administration, SEI Investments Global
Age: 41		Funds Services 2005 to 2007; Fund Accounting Director, SEI Investments Global Funds Services 1999 to 2007.

Jeffrey P. Pruitt	Chief Compliance Officer	Head of Compliance Programs, PNC Capital Advisors, LLC
1900 East 9th Street, 14th	Since November 2010	since October 2010; Chief Compliance Officer, Thrivent
Floor		Financial for Lutherans (“Thrivent”), February 2010-May
Cleveland, OH 44114		2010; Director of Investment Company Compliance,
Date of Birth: 8/30/71		Thrivent, 2004-February 2010.
Age: 39

John F. Kernan	Treasurer	Senior Vice President and Director of Financial Fund
1900 East 9th Street, 14th	Since June 2010	Administration, PNC Capital Advisors, LLC (formerly
Floor		Allegiant Asset Management Company), since July 2004;
Cleveland, OH 44114		Senior Vice President, National City Bank, June 2004 —
Date of Birth: 9/17/65		September 2009.
Age: 45

Savonne L. Ferguson	Secretary since November	Vice President and Director of Regulatory Fund
Two Hopkins Plaza, 4th	2010 (formerly Assistant	Administration, PNC Capital Advisors, LLC (formerly, PNC
Floor	Secretary from 2004 to	Capital Advisors, Inc.) since 2010; Vice President, PNC
Baltimore, MD 21201	November 2010)	Capital Advisors, Inc. 2007-2009; Assistant Vice President,
Date of Birth: 10/31/73		PNC Capital Advisors, Inc. 2002-2007.
Age: 37

Randi Gage	Assistant Secretary since	Vice President and Director, Regulatory Administration,
301 Bellevue Parkway	February 2011	BNY Mellon Investment Servicing (US) Inc. since March,
Wilmington, DE 19809		2011; Vice President and Senior Manager, BNY Mellon
Date of Birth: 4/27/59		Investment Servicing (US) Inc. 2009-2011; Assistant Vice
Age: 52		President and Manager, BNY Mellon Investment Servicing (US) Inc. 2007-2009; Managing Senior Paralegal, ING USA Annuity and Life Insurance Company 2003 — 2007.

PNC Long-Short Funds
Other Information (Unaudited)
March 31, 2011
Portfolio Holdings Disclosure
The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-239-0418; and (ii) on the Commission’s website at http://www.sec.gov.

Manager and Administrator
PNC Capital Advisors, LLC
Two Hopkins Plaza
Baltimore, Maryland 21201
Adviser
Robeco Investment Management, Inc.
909 Third Avenue
New York, NY 10022
Sub-Administrator
BNY Mellon Investment Servicing (US) Inc.
400 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199-3600
Custodian
PFPC Trust Company
8800 Tinicum Boulevard, 4th floor
Philadelphia, Pennsylvania 19153

Item 2. Code of Ethics.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party is filed herewith. The registrant undertakes to provide to any person without charge, upon request, a copy of such code of ethics. The request may be made by contacting the registrant at 800-239-0418 or via email to pncalts@pnc.com.
Item 3. Audit Committee Financial Expert.
As of the end of the period covered by the report, the registrant’s board of directors has determined that Robert D. Neary, Dorothy A. Berry, Kelly J. Brennan, and Richard W. Furst are qualified to serve as an audit committee financial expert serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
Fees billed by Deloitte & Touche, LLP (“D&T”) related to the registrant.

D&T billed the registrant aggregate fees for services rendered to the registrant for the fiscal years ended March 31, 2011 and March 31, 2010 set forth in the table below.

	2011			2010
All fees
and
	services		All other			All other
	billed to	All fees and	fees and	All fees and	All fees and	fees and
	the	services to	services to	services	services to	services to
	Registrant	service	service	billed to the	service	service
	that	affiliates	affiliates	Registrant	affiliates	affiliates
	were	that were	that did not	that were	that were	that did not
	pre-	pre-	require pre-	pre-	pre-	require pre-
	approved	approved	approval	approved	approved	approval
(a) Audit Fees(1)	$27,056	N/A	N/A	$25,843	N/A	N/A
(b) Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$12,778	N/A	N/A	$17,667	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:
(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	The registrant’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the registrant its investment manager (other than its sub-adviser) or any entity controlling, controlled by, or under common control with the investment manager (“adviser affiliate”). Prior to the commencement of any audit or non-audit services to the registrant, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:
(b)	N/A

(c)	100%

(d)	N/A
(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $12,778 for the 2011 fiscal year and $17,667 for 2010 fiscal year..

(h)	Not applicable.
Item 5. Audit Committee of Listed registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant does not invest in voting securities. The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the registrant. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder fund arrangements, the registrant’s voting rights with respect to the master fund will pass down to the registrant’s own members.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
The registrant is a feeder fund that invests substantially all of its assets in a master fund which has the same investment objective as the master fund. The investment advisory services are provided to the master fund. As such, the following information pertains to the portfolio managers of the master fund’s investment portfolio:

(a)(1) Robeco Investment Management, Inc. (“Robeco” or the “Adviser”), a corporation organized under the laws of Delaware, is the investment adviser of the Master Fund. Prior to January 1, 2007, Robeco-Sage Capital Management L.L.C. d/b/a Sage Capital Management, served as investment adviser of the Master Fund. As a result of an internal restructuring effective January 1, 2007, Robeco-Sage Capital Management L.L.C. merged into Robeco Investment Management, Inc. The Adviser is a wholly-owned subsidiary of Robeco Groep, N.V. As of March 31, 2011, Robeco had approximately $22.9 billion in assets under management. The Robeco-Sage division of Robeco had approximately $1.3 billion in assets under management. The Adviser’s offices are located at 909 Third Avenue, New York, NY 10022.
     The day-to-day management of the Master Fund’s portfolio is the responsibility of Paul S. Platkin, the Chief Investment Officer of the Robeco-Sage division of the Adviser, and Darren S. Wolf, the Head of Research of the Robeco-Sage division of the Adviser and Andrew Rudolph, Long/Short Equity Sector Head of the Robeco-Sage division of the Adviser. Investment decisions for the Master Fund are made with the oversight of the Adviser’s Investment Committee, comprised of:
Paul S. Platkin, CFA, Chief Investment Officer and Managing Director of the Robeco-Sage division of the Adviser. Mr. Platkin joined Robeco-Sage Capital Management, L.L.C. in 2003 as its Chief Investment Officer after spending nine years at General Motors Corporation, most recently as General Director of the Absolute Return Strategies Unit of GM Asset Management. Prior to that, he was a Director and Portfolio Manager at GM Asset Management. Additional affiliations include three years as an investment banking associate at EFC Group and three years as a staff consultant at Arthur Andersen & Co. Mr. Platkin holds a BSBA from Georgetown University and an MBA in Finance/International Business from Columbia University.
Mr. Platkin is a member of the Investment Committee. Mr. Platkin also oversees the on-site due diligence, monitoring of investment managers and portfolio construction.
Andrew Rudolph, Senior Vice President and Robeco-Sage’s Long/Short Equity Sector Head. Mr. Rudolph joined Robeco-Sage in 2009. Prior to joining the firm, he was Head of Research and Portfolio Manager with Sirius Investment Management, where he was responsible for manager research and ongoing due diligence for a broad spectrum of fund of hedge funds products. Previously, Mr. Rudolph served as the Head of Research and Strategy Head for Credit and International Hedge Funds with Bank of America Fund of Funds. Prior affiliations include Richcourt Fund Advisors, where he conducted research in both Europe and Asia, and trading positions with Arbinet, Hess Energy Trading Company and Sempra Energy Trading. Mr. Rudolph holds a B.S. degree in Finance from State University of New York at Albany, a J.D. from Brooklyn Law School, and an MBA degree in Finance from New York University. He has 15 years of industry experience.
Mr. Rudolph is a member of the Investment Committee.
Jill Schurtz, Chief Executive Officer and Managing Director. Ms. Schurtz joined Robeco-Sage in early 2008 and served as the firm’s Chief Operating Officer until June 2010, when she assumed the role of CEO. Prior to joining the firm, she spent a year and a half at Knight Equity Markets, L.P. as a Director in Research Sales, where she worked closely with research analysts and sales traders to introduce the firm’s offerings to institutional clients, hedge funds, and other broker/dealers. Ms. Schurtz was also a lawyer with Skadden, Arps, Slate, Meagher, & Flom LLP for six years, focusing on complex tax strategies relating to financial products, capital markets transactions, and mergers and acquisitions. Her other affiliations include two years as an investment banker at U.S. Bancorp Piper Jaffray in the Communications and Computing group where she was a Vice President, and the U.S. military where she served for seven years, attaining the rank of Captain. Ms. Schurtz holds a B.S. degree from the United

States Military Academy, West Point and a J.D. from Columbia University School of Law. She has 12 years of industry experience and is admitted to practice law in New York and Illinois.
Ms. Schurtz is a member of the Investment Committee.
Glenn Sloat, Director of Operational Due Diligence and Vice President of the Robeco-Sage division of the Adviser. Mr. Sloat joined Robeco-Sage Capital Management, L.L.C. in 2006 as the firm’s dedicated operational due diligence analyst. Prior to joining Robeco-Sage, Mr. Sloat was a Vice President with JPMorgan Chase Bank where he was a client relationship manager specializing in business development and integration for complex institutional clients. He began his investment career in 1989 as an Assistant Financial Consultant with Merrill Lynch Inc. After one year, he moved to Bankers Trust Company, where he became an Assistant Vice President in the firm’s Global Institutional Services Group, specializing in systems analysis and business process re-engineering. Mr. Sloat also worked at Arthur Andersen as a Senior Consultant in their Banking and Capital Markets consulting practice, and at BlackRock Financial Management as a Vice President managing custodian bank operations and relationships. Mr. Sloat holds a B.S. in Finance and Marketing from SUNY Albany and an M.B.A. in Finance and Information Technology from New York University’s Stern School of Business.
Mr. Sloat is a member of the Investment Committee.
Darren S. Wolf, CFA, Vice President of the Robeco-Sage division of the Adviser. Mr. Wolf was hired by Robeco-Sage in June 2001 as a member of the analytical team. Mr. Wolf is a graduate of Yeshiva University’s Syms School of Business where he studied Finance and advanced work in Management Information Systems. Mr. Wolf earned his CFA Charter in 2005 and is a member of the New York Society of Security Analysts (NYSSA). He has six years of investment experience.
Mr. Wolf is a member of the Investment Committee. Mr. Wolf acts as a senior analyst and has responsibilities for on-site due diligence, monitoring of investment managers and portfolio construction.
(a)(2) The following table sets forth information about funds and accounts other than the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2011.

	Registered Investment		Pooled Investment Vehicles
	Companies Managed by the		Managed		Other Accounts Managed
	Portfolio Manager		by the Portfolio Manager		by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Paul S. Platkin	9	$284,788,000	8	$954,937,000	2	$117,328,000
Darren S. Wolf	9	$284,788,000	8	$954,937,000	2	$117,328,000
Jill Schurtz	9	$284,788,000	8	$954,937,000	2	$117,328,000
Glenn Sloat	9	$284,788,000	8	$954,937,000	2	$117,328,000
Andrew Rudolph	9	$284,788,000	8	$954,937,000	2	$117,328,000

			Pooled Investment Vehicles
	Registered Investment Companies		Managed by the		Other Accounts
	Managed by the Portfolio Manager		Portfolio Manager		Managed by the Portfolio Manager
	Number with	Total Assets with	Number with	Total Assets with	Number with	Total Assets with
Name of Fund’s	Performance-Based	Performance-Based	Performance-	Performance-Based	Performance-	Performance-Based
Portfolio Manager	Fees	Fees	Based Fees	Fees	Based Fees	Fees
Paul S. Platkin	1	$17,273,000	3	$84,426,000	1	95,061,000
Darren S. Wolf	1	$17,273,000	3	$84,426,000	1	95,061,000
Jill Schurtz	1	$17,273,000	3	$84,426,000	1	95,061,000
Glenn Sloat	1	$17,273,000	3	$84,426,000	1	95,061,000
Andrew Rudolph	1	$17,273,000	3	$84,426,000	1	95,061,000

     Investment decisions at the Adviser are made by the Investment Committee. A consensus must be reached before an investment decision is made. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.
     The various funds and accounts that the Adviser manages have similar strategy allocations and all use the same investment process. Potential conflicts of interest may arise between a portfolio manager’s management of the Master Fund and management of other accounts due to scarce capacity. The Adviser allocates capacity in underlying hedge funds on an equitable basis across all the funds it manages. From time to time, underlying managers are represented in each investment portfolio giving rise to a potential conflict of interest. To counter these conflicts of interest, the Adviser has adopted formal Allocation Policies to ensure that investment opportunities are allocated fairly among all funds and accounts the Adviser manages.
The Allocation Policies deal with, amongst other things, the testing of the suitability of an investment for each portfolio the Adviser manages, the determination of the ability of each portfolio to make an investment as well as the restrictions on manager capacity, the judging of portfolio need by the Strategy Selection & Allocation Committee, the judging of the allocation amongst suitable portfolios by the Manager Selection Committee and the documentation of such committee decisions in committee minutes
(a)(3) The Adviser’s compensation for the portfolio managers is a combination of a fixed salary and a bonus. The Adviser pays the portfolio managers’ compensation in cash. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, investment performance of the Master Fund and of other accounts managed by the Adviser, execution of managerial responsibilities, quality of client interactions and teamwork support. As part of their compensation, portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus into a tax-qualified retirement plan. Certain portfolio managers are also eligible to participate in certain profit-sharing plans, and, beginning in 2009, a part of all employees’ bonuses were paid in deferred compensation.
     The Adviser believes that its compensation packages are sufficient to attract and retain the highest quality employees. The compensation packages are competitive with those in the industry and they have been able to attract key senior-level people and retain key employees since they began managing the Master Fund.
     The bonuses for portfolio managers are not tied to performance of any account or accounts managed by the Adviser.
(a)(4) As of March 31, 2011, no portfolio manager was the beneficial owner of any securities in the Master Fund or Registrant.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures.
(a)	The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)	At the date of filing this Form N-CSR, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) PNC Long-Short TEDI Fund LLC

By (Signature and Title)*	/s/ Kevin A. McCreadie Kevin A. McCreadie, President
(principal executive officer)

Date May 27, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin A. McCreadie

Kevin A. McCreadie, President
(principal executive officer)

Date May 27, 2011

By (Signature and Title)*	/s/ John Kernan

John Kernan, Treasurer
(principal financial officer)

Date May 27, 2011

*	Print the name and title of each signing officer under his or her signature.